FPA Funds Trust

FPA Crescent Fund

FPACX - Institutional Class

FPCSX - Supra Institutional Class

Supplement dated January 26, 2021 to the

Statement of Additional Information dated September 4, 2020

This Supplement amends information in the Statement of Additional Information (the “SAI”) for the Institutional Class and the Supra Institutional Class of the FPA Crescent Fund (the “Fund”), a series of FPA Funds Trust, dated September 4, 2020.  You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective immediately, the following changes to the SAI are made:

On page 64 of the SAI, directly following the sentence beginning, “Pursuant to procedures adopted by the Fund's Board . . .” in the section titled “Redemptions-In-Kind” the following additional sentence is added:

The Fund may also use redemptions in-kind for certain Fund shares redeemed by ReFlow.

On page 65 of the SAI, in the section title “Redemption Fees – Waiver of Redemption Fees” directly above the current first bullet point the following is added to the list therein as a new first bullet point:

•	Investments in the Fund by ReFlow in connection with the ReFlow liquidity program;

PLEASE RETAIN FOR FUTURE REFERENCE.